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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                          Date of report: July 1, 2000
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


      333-16031                                                 86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)


                             1810 Chapel Avenue West
                                    Suite 130
                          Cherry Hill, New Jersey 08002
               (Address of principal executive offices; zip code)

                                 (856) 663-3500
              (Registrant's telephone number, including area code)


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Item 4.           Change in Registrant's Certifying Accountants

(a)   Previous independent accountants

     (i) On July 1, 2000, Front Porch Digital Inc. (the "Registrant") dismissed HJ & Associates (formerly Jones, Jensen & Company) as its independent accountants.

     (ii) The reports of HJ & Associates for the Registrant's fiscal years ended December 31, 1998 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, but were qualified due to a going concern uncertainty.

     (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with HJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of HJ & Associates, would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) The Registrant has requested that HJ & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16 to this Form 8-K by an amendment hereto.

(b)  New independent accountants

     (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of July 1, 2000. During the Registrant's two most recent fiscal years and through July 5, 2000, the Registrant has not consulted with Ernst & Young LLP (1) on the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) concerning the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304 (a) (1)(iv)).





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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

               16   Letter from HJ & Associates, former accountant.(1)


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated: July 7, 2000

                                            Front Porch Digital Inc.

                                            By:  /s/ Jay Yogeshwar
                                               -----------------------------
                                                    Jay Yogeshwar
                                                    Chief Executive Officer

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(1) To be filed by amendment.